UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina	29601
Address of principal executive offices	Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Palmetto Bancshares, Inc. (the “Company”) is filing the attached news release, issued October 26, 2009, which is incorporated by reference herein, as an exhibit to this Current Report on Form 8-K. With respect to the employment arrangements with Samuel L. Erwin and Lee S. Dixon, there are no other changes from the Current Report on Form 8-K filed May 26, 2009, which is incorporated by reference herein.

Related to this announcement, on October 20, 2009 Messrs. Erwin and Dixon were granted restricted stock awards under the Company’s 2008 Restricted Stock Plan for 10,000 and 7,500 shares of the Company’s common stock, respectively, which vest 20% as of July 1, 2010 and 20% each year thereafter, in recognition of their assuming their current executive management roles on July 1, 2009 as described in the Current Report on Form 8-K filed June 26, 2009, which is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	News Release dated October 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/S/ L. LEON PATTERSON
L. Leon Patterson
Chairman and Chief Executive Officer

Date: October 26, 2009

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	News Release dated October 26, 2009